Exhibit 10.4

Execution Copy

AMENDMENT NO. 3

AMENDMENT NO. 3 (this “Amendment”), dated as of March 6, 2017, among EWT HOLDINGS III CORP. (f/k/a WTG HOLDINGS III CORP.), a Delaware corporation (the “Borrower”), EWT HOLDINGS II CORP. (f/k/a WTG HOLDINGS II CORP.), a Delaware corporation (“Holdings”), the other Loan Parties identified on the signature pages hereto, each financial institution identified on the signature pages hereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, relating to the First Lien Credit Agreement, dated as of January 15, 2014 (as heretofore amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, Holdings, the Lenders from the time to time party thereto, the Administrative Agent and the L/C Issuers referred to therein.

RECITALS:

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Loan Documents as set forth herein and

WHEREAS, the Administrative Agent and the Lenders have agreed to amend the Loan Documents as set forth herein

NOW THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Amendments to Loan Documents. Effective as of the Amendment No. 3 Effective Date, the following Loan Documents shall be amended as follows:

(a)                              The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Build Own Operate Contract” means any contract (as amended, modified or renewed from time to time) pursuant to which any Loan Party builds, owns and operates equipment on the property of a third party and sells to that third party related products or services.

“Specified Contract Rights” means all right, title and interest of any Loan Party in and to, and all rights of any Loan Party arising under, any Build Own Operate Contract, together with (i) all permits, licenses, certificates, consents and approvals (including, without limitation, governmental approvals) necessary to satisfy such Loan Party’s obligations under the Build Own Operate Contract, (ii) all insurance policies, books, records, correspondence, files and other documents relating to the Build Own Operate Contract, (iii) all cash and non-cash proceeds of any of the foregoing and (iv) all claims of such Loan Party with respect thereto, but in each case only for so long as, and to the extent that, (x) the foregoing assets (other than insurance policies) relate only to such Build Own Operate Contract and the equipment or other property that is the subject thereof (and no other property of the Loan Party), (y) the equipment or other property that is the subject of such Build Own Operate Contract is subject to a

Lien permitted under Section 7.01(i) and (z) the Indebtedness secured by such Lien is permitted under Section 7.03(e).

(b)                              Clause (ii) of Section 7.01(i) of the Credit Agreement is amended and restated in in its entirety to read as follows:

“such Liens do not at any time encumber any property (except for (x) replacements, additions and accessions to such property and (y) Specified Contract Rights)) other than the property financed by such Indebtedness and the proceeds and the products thereof and”

(c)                               Clause (x) of the first proviso to Section 1 of the Security Agreement is hereby amended by replacing “and” at the end of such clause with a semi-colon.

(d)                              A new clause (xi) is hereby added to the first proviso to Section 1 of the Security Agreement to read as follows:

“(xi) Specified Contract Rights; and”

SECTION 3. Representations of the Borrower and each other Loan Party. The Borrower and each other Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 the execution, delivery and performance by each Loan Party of this Amendment and the consummation of the transactions contemplated hereby are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than any Lien to secure the Secured Obligations pursuant to the Collateral Documents) (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (c) violate any Law; except with respect to any conflict, breach, contravention or Lien referred to in clause (b)(i) and (b)(ii), to the extent that such conflict, breach, contravention or Lien could not reasonably be expected to have a Material Adverse Effect;

(b)                                 this Amendment has been duly executed and delivered by each Loan Party that is party thereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;

(c)                                  no Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment; and

(d)                                 the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 5, the representations and warranties

2

contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement, respectively.

SECTION 4 Conditions to the Amendment No. 3 Effective Date. This Amendment shall become effective as of the first date (the “Amendment No. 3 Effective Date”) on which the Borrower and each other Loan Party, the Administrative Agent, and the Required Lenders shall have executed and delivered this Amendment.

SECTION 5. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 6. Release. Effective as of the Amendment No. 3 Effective Date, the Collateral Agent hereby releases all Specified Contract Rights in existence as of such date from the Liens granted pursuant to the Collateral Documents. Such release shall be without recourse to or warranty by the Collateral Agent or any Secured Party.

SECTION 7 Miscellaneous.

(a)                                 By signing this Amendment, each Loan Party hereby confirms that (i) its obligations under the Loan Documents are hereby reaffirmed, ratified and confirmed in all respects and shall continue to be, in full force and effect in all respects, (ii) ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations and (iii) the Specified Contract Rights to be released do not constitute all or substantially all of the Collateral.

(b)                                 The provisions of Section 10.04 and Section 10.05 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(c)                                  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(d)                                 Upon the effectiveness hereof, all references to the Credit Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended hereby

SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EWT HOLDINGS III CORP. (f/k/a WTG HOLDINGS III CORP.), as the Borrower

By	/s/ Ronald C. Keating
	Name:	Ronald C. Keating
	Title:	President and Chief Executive Officer

EWT HOLDINGS II CORP. (f/k/a WTG HOLDINGS II CORP.), as Holdings

By	/s/ Ronald C. Keating
	Name:	Ronald C. Keating
	Title:	President and Chief Executive Officer

EVOQUA TREATED WATER OUTSOURCING CORP. (f/k/a SIEMENS TREATED WATER OUTSOURCING CORP.), as a Guarantor

By	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Chief Financial Officer and Treasurer

EVOQUA WATER TECHNOLOGIES LLC (f/k/a SIEMENS WATER TECHNOLOGIES LLC), as a Guarantor

By	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page — Amendment No. 3]

NEPTUNE-BENSON HOLDING CORP.

By:	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

NB FILTRATION HOLDINGS, LLC

By:	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

NB INTERMEDIATE HOLDINGS, LLC

By:	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

NEPTUNE-BENSON, LLC

By:	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

NEPTUNE-BENSON INDUSTRIAL, LLC

By:	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

MARANON MEZZANINE HOLDINGS NB, INC.

By:	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page — Amendment No. 3]

ENGINEERED TREATMENT SYSTEMS, LLC

By:	/s/ Benedict J. Stas
	Name:	Benedict J. Stas
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page — Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page — Amendment No. 3]

Lender Signature Pages

[On file with the Administrative Agent]